FQF TRUST

QuantShares U.S. Market Neutral Size Fund (SIZ)

SUPPLEMENT DATED MARCH 26, 2015
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED OCTOBER 28, 2014

The supplement dated December 26, 2014 to the QuantShares U.S. Market Neutral Size Fund’s (the “Fund”) prospectus and statement of additional information is deleted in its entirety and replaced with the following. Effective March 26, 2015 until June 26, 2015, the following updates the prospectus and statement of additional information of the Fund, as follows:

The staff of NYSE Regulation, Inc. (“Staff”) has advised the Trust that the shares of the Fund currently are not in compliance with NYSE Arca Inc.’s (“NYSE Arca”) continued listing standards with respect to the number of record or beneficial holders. Therefore, NYSE Arca has added a “below compliance” (.BC) indicator to the Fund’s ticker symbol.

The Trust intends to maintain the listing of the Fund’s shares on the NYSE Arca and has submitted a plan to the Staff to bring the Fund into compliance with NYSE Arca’s continued listing standards. The Staff has provided the Fund with a “cure period,” allowing the Fund’s shares to continue trading on NYSE Arca while the Fund’s investment adviser, FFCM LLC (“Adviser”), endeavors to bring the Fund’s shares into compliance with NYSE Arca’s listing standards, until June 26, 2015. Should the Staff determine to delist the Fund, or should the Adviser conclude that the Fund cannot be brought into compliance with NYSE Arca’s continued listing standards, the Adviser will recommend the Fund’s liquidation to the Fund’s Board of Trustees and attempt to provide shareholders with advance notice of the liquidation. During such a notice period, shareholders may sell their holdings on the secondary market and may incur typical transaction fees from their broker-dealer. Shareholders who do not sell their shares during the notice period would receive in the Fund’s liquidation cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.